ANNUAL REPORT


[PHOTO OF ABACUS]

December 31, 2003


SERIES B

ING CORPORATE LEADERS

TRUST FUND


                                                                [ING FUNDS LOGO]

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

President's Letter......................................    1
Market Perspective......................................    2
Portfolio Managers' Reports.............................    4
Index Descriptions......................................    5
Independent Auditors' Report............................    6
Statement of Assets and Liabilities.....................    7
Statement of Operations.................................    8
Statements of Changes in Net Assets.....................    9
Financial Highlights....................................   10
Notes to Financial Statements...........................   11
Portfolio of Investments................................   13
Director/Trustee and Officer Information................   14

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                               PRESIDENT'S LETTER
--------------------------------------------------------------------------------

[PHOTO]

JAMES M. HENNESSY

Dear Shareholder,

What a difference a few months can make. In my last letter to our shareholders in the semi-annual report, it was hard to escape the sense of anxiety that many investors were experiencing. Now, six months later, I believe there may be a renewed sense of optimism among investors -- cautious optimism, to be sure, but optimism never the less.

And I believe there are good, solid reasons for this improved outlook. For one, many key corporations have been reporting profits in recent months. Granted, the numbers are modest, but they have been noteworthy, consistent and credible because many of these same companies are employing stricter accounting standards following the Enron debacle. Going hand-in-hand with these upbeat figures are the improving price-to-earning ratios and improving valuations that many investors are now seeing.

The reasons for renewed confidence reach beyond the shores of the U.S. as well. Overall, world markets are reporting strong gains. This is certainly true of Japan, where the economy has been showing welcome signs of recovery in recent months. That recovery, in turn, has helped trigger increases in business activity and consumer confidence there.

We are seeing similar surges in consumer confidence in several key European markets, and, although, some European markets remain sluggish, overall, financial benchmarks from Europe reflect steady growth. Markets in the United Kingdom, in particular, are reporting impressive returns, thanks in no small part to England's robust housing market as well as strong figures coming from the consumer in that country.

This renewed confidence has been tempered, however, by recent events and news stories concerning mutual fund trading practices, including after-hours trading and market timing. As with many financial services companies, ING Investments, LLC ("ING Investments"), investment adviser to the ING Funds and affiliates of ING Investments (collectively, "ING") have received requests for information from various governmental and self-regulatory agencies in connection with investigations related to trading in investment company shares. In each case, full cooperation and responses are being provided. ING is also completing an internal review of investment company share trading as well as a review of their policies and procedures in this area. ING will reimburse any ING Fund affected by inappropriate late trading or market timing for any improper profits that accrued to any person who engaged in improper frequent or late trading for which ING is responsible.

Also, I want to clearly state that ING Funds does not condone the illegal practice of after-hours trading. In addition, it has been our long-standing policy to discourage inappropriate market timing in our funds. In fact, over the years, ING Funds has taken a variety of steps to address inappropriate fund trading activity. We were among the first fund groups to employ innovative techniques such as making extensive use of fair-value pricing for foreign securities.

We consider the fair treatment of committed investors to be of the utmost importance. We continue to look for effective strategies to address fund trading issues. We hope that the increased attention this issue is now receiving will make it easier for the industry to effectively address inappropriate fund trading in the future.

On behalf of everyone at ING Funds, thank you for your continued support. We look forward to helping you meet your investment goals in the future.

Sincerely,

/s/ James M. Hennessy
James M. Hennessy
President
ING Funds
February 16, 2004

MARKET PERSPECTIVE                                  YEAR ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------

In 2003 GLOBAL EQUITIES recorded their first year of positive returns since 1999. As measured by the Morgan Stanley Capital International ("MSCI") World Index, global stocks rose 33.8% for the year. For the second half of 2003, global stocks returned 19.8%. In both figures about three quarters of the return was due to stock market movements and the rest to dollar weakness. The dollar occupied the financial spotlight for much of the second six months. Japanese and particularly Chinese government intervention to keep their currencies low against the dollar underscored frustration in the U.S. that signs of an improving economy were not being accompanied by job growth. However, the dollar weakened against the freely floating euro and other European currencies as even increasingly impressive economic reports from the U.S. could not banish fears about its large trade and budget deficits. For the second six months of the period, the euro appreciated 9.8% against the dollar, 20.2% for all of 2003. At year-end, the Bank of Japan announced that it had spent an astonishing $187 billion in 2003 to stem the rise in the yen.

Most U.S. FIXED INCOME classes had a much more subdued second six months as one might expect in a strong environment for equities. Bond prices were supported by the apparent absence of any inflationary pressures and the belief that until they appear, the Federal Reserve ("Fed") will not raise interest rates. For the six-month period, the Lehman Brothers Aggregate Bond Index of investment grade bonds returned 0.17%, much less than the average coupon. For the year, the total return was 4.10%. Within this the Lehman Brothers U.S. Corporate Investment Grade Index returned 0.49% for the second six months and the U.S. Treasury Index lost 1.45%. For 2003, these indices returned 8.24% and 2.24%, respectively. There was a pronounced steepening of the yield curve as ten-year Treasury yields rose from 3.53% at the end of June to 4.26% at year end while the 90-day Treasury Bill yield rose just 7 basis points to 91 basis points, never spending a day above 100 basis points. By contrast, 2003 was the year in which the high yield market redeemed itself after several years of disappointing performance. The rally that began late in October of 2002 continued throughout 2003, leading to the best high yield market performance since 1991. For the year, the high yield market returned 28.97%. While 2002 was a year that was marred by fraud and corporate malfeasance, 2003 was a year of balance sheet repair. Many troubled issuers resorted to creative financing techniques to take out bank debt and to refinance and extend maturities. Bond prices for most issuers rose as this future refinancing risk was far outweighed by the immediate benefit of a significantly diminished near- to medium- term risk of default. The declining default risk was manifested throughout the year by a fall in the default rate from a peak of 11.7% in February 2002 to 5.26% in December 2003.

The U.S. EQUITIES market returned 15.2% in the second half of 2003 based on the Standard & Poor's ("S&P") 500 Index including dividends and returned 28.71% for the whole year. At current price-to-earnings levels, 18 times 2004 earnings, many are worried about valuations after the tremendous rebound from the lows in early March. Much of the recent acceleration in gross domestic product ("GDP"), to 8.2% growth in the third quarter and the strength in consumer demand, has come from the effect of large tax cuts, the mortgage refinancing boom as interest rates declined and an accommodative monetary policy by which the Fed has kept real short term interest rates negative, even with very tame inflation. Corporate profits have improved and balance sheets have been repaired, without question, but this in large measure has been based on cost cutting and a lack of hiring. Only from about the middle of the last quarter did the level of new unemployment claims break convincingly below the 400,000 level. This has restrained employment costs both because the number of employees has been kept down and because their wage bargaining power has accordingly remained low. Some commentators argue that these bullish forces are surely unsustainable. The bulls say this is just the "wall of worry" that markets tend to climb, that employment growth will reinvigorate demand and that major indices are still well off their all time highs. True, the advance in 2003 was powered by smaller, lower quality stocks but this is natural as sentiment improves after a bear market. By the end of 2003, the recovery was becoming more broadly based and there is still plenty of appreciation left in the bigger companies, say the optimists.

In INTERNATIONAL MARKETS, Japan soared 32.1% in dollar terms in the second half of 2003 based on the MSCI Japan Index, slightly more than half of this due to the strength of the yen despite the efforts of the Bank of Japan, as noted earlier, to hold it down. For the year, Japanese stocks returned 35.9%. By the end of the year the broad market was trading at just over 18 times earnings for 2004, similar to the S&P 500.

Since the semi-annual report, the news has been mixed for Japanese business. The good news of the seventh consecutive quarter of economic growth, rising machinery orders and industrial production was soured by the realization that it was entirely driven by exports, with domestic demand weak. Japan's twin problems: chronic deflation and a banking system paralyzed by non-performing loans remain to be solved. Much of the strength of the Japanese market seems to have been fueled by foreign money, with the local investor still not convinced. European excluding United Kingdom ("ex UK") markets advanced 26.7% in dollars in the last six months of 2003, including nearly 10% currency

YEAR ENDED DECEMBER 31, 2003                                  MARKET PERSPECTIVE
--------------------------------------------------------------------------------

appreciation, according to the MSCI Europe ex UK Index. By the end of 2003, dollar investors had a gain of 42.6% for the year and markets in this region were still trading on average at just 14.6 times 2004 earnings. Third quarter GDP managed a 0.4% increase after a decline in the second quarter. As in Japan, this was entirely sourced from exports despite the strengthening euro, since consumer spending was stagnant and business investment down.

Nonetheless industrial production in France and Germany, over half of the Eurozone's economy, was rising smartly by the end of the year and unemployment edging down. German business confidence rose to the highest in three years. Many commentators believe that regional stocks are cheap in relation to earnings growth projected to be more than 20% in 2004 and that the rally is not over. The UK market gained 22.3% in dollars in the second half of 2003, nearly half of this due to currency, according to the MSCI UK Index. For the whole year, the dollar return was 32.1%. At those levels the UK market was trading at about 18 times 2004 earnings, again similar to the S&P 500. As in other regions, UK business and economic prospects improved during the six months. But there was more to this than exports. Services, manufacturing and construction were all accelerating by year-end. Third quarter GDP growth was revised up to 0.8% over the second quarter, while the unemployment rate fell to 5%, the lowest in decades. In November, the Bank of England became the first of the world's major central banks to raise interest rates.

                 See accompanying index descriptions on page 5.

ING CORPORATE LEADERS TRUST FUND                      PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: The Portfolio is not actively managed.

GOAL: The Corporate Leaders Trust Fund (the "Trust") seeks long-term capital growth and income through investment generally in an equal number of shares of the common stocks of a fixed list of American blue-chip corporations.

PERFORMANCE: For the year ended December 31, 2003, the Trust returned 25.93% compared to the Standard and Poor's 500 Index, which returned 28.71% for the same period.

PORTFOLIO SPECIFICS: The Trust's performance was helped by its holdings in materials, consumer discretionary and energy. Specific out performers were Praxair, Fortune Brands and Chevron Texaco. On balance, performance was slowed by lack of technology holdings of any kind. The latter reflects the fixed nature of fund holding as a passively managed portfolio.

MARKET OUTLOOK: Macro-economic data suggest the domestic economy is gathering momentum. Interest rates remain low and should stay at current levels provided there is no immediate threat of inflation. The continuing benefit of reduced income tax rates should keep the consumer relatively active. Export industries should see renewed overseas interest fostered by the weaker dollar. Lastly, we cannot dismiss the positive impact on equity markets from a presidential election year. As these variables continue to mesh, we believe job creation should follow.

The last several years forced companies to rethink business models, reduce cost and focus on inherent strengths. In our opinion, this sets the stage for positive earnings surprises going forward. A variety of legislative and regulatory changes force corporate officers to refrain from candid forward-looking statements. We believe stock prices can move higher in 2004 as the economy recovers and corporate earnings exceed expectations. We expect the industrial and broad-based technology sectors, among others, to outperform as business investment accelerates. Other areas expected to be attractive are selected consumer discretionary companies and generic pharmaceuticals as the pressure for lower priced drugs continues unabated.

To conclude, we are encouraged by the macroeconomic and market forces in place early in the year.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

                 See accompanying index descriptions on page 5.

                               INDEX DESCRIPTIONS
--------------------------------------------------------------------------------

The LEHMAN BROTHERS AGGREGATE BOND INDEX is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.

The LEHMAN BROTHERS U.S. CORPORATE INVESTMENT GRADE INDEX consists of publicly issued U.S. corporate bonds and specified foreign debentures and secured notes. To qualify, bonds must be registered with the Securities and Exchange Commission and be of investment grade credit quality.

The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EUROPE, EX UK, INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) JAPAN INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) UK INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX is an unmanaged index that reflects the stock markets of 22 countries, including the United States, Europe, Canada, Australia, New Zealand and the Far East -- comprising approximately 1,500 securities -- with values expressed in U.S. dollars.

The STANDARD AND POOR'S (S&P) 500 INDEX is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

                           All indices are unmanaged.
                An investor cannot invest directly in an index.

                          INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

The Participation Holders of
ING Corporate Leaders Trust Fund

We have audited the accompanying statement of assets and liabilities of ING Corporate Leaders Trust Fund -- Series B, a series of ING Corporate Leaders Trust Fund, including the portfolio of investments, as of December 31, 2003, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and the financial highlights for all periods prior to January 1, 2003 were audited by other auditors whose report thereon dated February 28, 2003, expressed an unqualified opinion on that financial statement and those financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, present fairly, in all material respects, the financial position of ING Corporate Leaders Trust Fund -- Series B, as of December 31, 2003, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

                                       [KPMG LLP]

Boston, Massachusetts
February 27, 2004

ING
CORPORATE LEADERS
TRUST
FUND

          STATEMENT OF ASSETS AND LIABILITIES as of December 31, 2003
--------------------------------------------------------------------------------

ASSETS:
Investments at market value (identified cost $226,593,555)    $268,357,832
Cash                                                             3,256,263
Restricted cash (Note 2)                                           465,411
Receivable for trust shares sold                                   166,561
Dividends receivable                                               448,706
                                                              ------------
  Total Assets                                                 272,694,773
                                                              ------------
LIABILITIES:
Accrued Sponsor's maintenance fees payable                          80,443
Payable for trust shares repurchased                                85,592
Distributions payable                                              465,411
                                                              ------------
  Total Liabilities                                                631,446
                                                              ------------
NET ASSETS:
Balance applicable to Trust shares at December 31, 2003
  Equivalent to $15.47 per participation on 17,581,774
  participations outstanding                                  $272,063,327
                                                              ============

                 See Accompanying Notes to Financial Statements

ING
CORPORATE LEADERS
TRUST
FUND

          STATEMENT OF OPERATIONS for the Year Ended December 31, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends (net of foreign withholding tax of $25,506)       $  6,974,782
  Other                                                              2,354
                                                              ------------
     Total investment income                                     6,977,136
                                                              ------------
EXPENSES:
  Sponsor's maintenance fees (Note 4)                              972,545
  Transfer agent fees                                              267,483
  Trustee fees (Note 4)                                             29,599
  Printing and mailing expense                                      42,231
  Registration and filing fees                                      30,577
  Professional fees                                                 85,124
  Miscellaneous expense                                              1,586
                                                              ------------
     Total expenses                                              1,429,145
  Brokerage commission recapture (Note 4)                           (1,108)
                                                              ------------
     Net expenses                                                1,428,037
                                                              ------------
  Net investment income                                          5,549,099
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss from security transactions                    (593,928)
                                                              ------------
  Unrealized appreciation or depreciation of investments:
     Beginning of year                                         (10,791,439)
     End of year                                                41,764,277
                                                              ------------
  Change in unrealized appreciation or depreciation during
     the year                                                   52,555,716
                                                              ------------
     Net realized and unrealized gain on investments            51,961,788
                                                              ------------
  NET INCREASE IN NET ASSETS FROM OPERATIONS                  $ 57,510,887
                                                              ============

                 See Accompanying Notes to Financial Statements

ING
CORPORATE LEADERS
TRUST
FUND

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                               YEAR ENDED     YEAR ENDED
                                                              DECEMBER 31,   DECEMBER 31,
                                                                  2003           2002
                                                                  ----           ----
INCOME AND DISTRIBUTABLE FUND:
Additions:
  Net investment income                                       $  5,549,099   $  5,325,901
  Realized loss from sales of securities, other than sales
     of stock units                                                     --     (6,571,755)
  Paid on account of participations redeemed                            --         86,392
  Allocations (Note 3)
     Paid in cash                                                       --        211,400
     Reinvested                                                         --        970,213
                                                              ------------   ------------
                                                                 5,549,099         22,151
                                                              ------------   ------------
Deductions:
  Paid on account of participations redeemed                       124,918             --
  Distributions (Note 3)
     Paid in cash                                                  869,091             --
     Reinvested                                                  4,534,795             --
                                                              ------------   ------------
                                                                 5,528,804             --
                                                              ------------   ------------
Net change in income and distributable fund                         20,295         22,151
                                                              ------------   ------------
PRINCIPAL ACCOUNT:
Additions:
  Payments received on sale of participations                   13,622,330     29,593,404
  Distributions reinvested                                       4,534,795             --
  Realized gain (loss) on sale of stock units and non-cash
     sales                                                        (593,928)       708,861
  Change in unrealized appreciation or depreciation of
     investments                                                52,555,716    (34,491,417)
                                                              ------------   ------------
                                                                70,118,913     (4,189,152)
                                                              ------------   ------------
Deductions:
  Paid on account of participations redeemed                    35,503,091     47,116,445
  Allocations reinvested                                                --        970,213
  Distributions of principal (Note 3)                               13,937      1,390,134
                                                              ------------   ------------
                                                                35,517,028     49,476,792
                                                              ------------   ------------
  Net change in principal account                               34,601,885    (53,665,944)
                                                              ------------   ------------
NET ASSETS AT BEGINNING OF YEAR
  Income and distributable fund                                    347,957        325,806
  Principal account                                            237,093,190    290,759,134
                                                              ------------   ------------
                                                               237,441,147    291,084,940
                                                              ============   ============
NET ASSETS AT END OF YEAR
  Income and distributable fund                                    368,252        347,957
  Principal account                                            271,695,075    237,093,190
                                                              ------------   ------------
                                                              $272,063,327   $237,441,147
                                                              ============   ============

                 See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

                                                ING CORPORATE LEADERS TRUST FUND
--------------------------------------------------------------------------------
Selected data for a participation outstanding throughout each year.

                                                                                       YEAR ENDED DECEMBER 31,
                                                                     -----------------------------------------------------------
                                                                      2003         2002         2001         2000         1999
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year                             $      12.55        14.67        15.28        17.30        15.70
 Income (loss) from investment operations:
 Net investment income                                          $       0.32         0.27         0.24         0.24         0.24
 Net realized and unrealized gain (loss) on investments         $       2.90        (2.00)       (0.49)       (1.05)        1.92
 Total income (loss) from investment operations                 $       3.22        (1.73)       (0.25)       (0.81)        2.16
 Less distributions/allocations from:
 Net investment income                                          $       0.30         0.27         0.24         0.25         0.24
 Net realized gain (loss)                                       $         --        (0.34)       (0.02)        0.42         0.15
 Income and realized gain included in redemptions               $         --         0.00*        0.03         0.03         0.02
 Tax return of capital                                          $       0.00*        0.46         0.11         0.51         0.15
 Total distributions                                            $       0.30         0.39         0.36         1.21         0.56
 Net asset value, end of year                                   $      15.47        12.55        14.67        15.28        17.30
 TOTAL RETURN:(1)                                               %      25.93       (11.90)       (1.65)       (4.93)       13.68
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year (000's omitted)                        $    272,063      237,441      291,085      343,965      463,995
 Ratios to average net assets:
 Expenses(2)                                                    %       0.59         0.63         0.64         0.67         0.61
 Net investment income                                          %       2.28         1.98         1.73         1.51         1.41
--------------------------------------------------------------------------------------------------------------------------------

(1)Total return is calculated assuming reinvestment of all dividends and capital gain distributions/allocations at net asset value.
(2)Excludes reimbursement for brokerage commission recapture which has less than 0.01% impact on the expense ratio.
*  Amount represents less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

             NOTES TO FINANCIAL STATEMENTS as of December 31, 2003
--------------------------------------------------------------------------------

NOTE 1 -- NATURE OF BUSINESS AND BASIS OF PRESENTATION

ING Corporate Leaders Trust Fund (the "Trust") is an unincorporated Unit Investment Trust registered as such with the Securities and Exchange Commission. The Trust commenced operations in 1941 as a series of Corporate Leaders Trust Fund which was created under a Trust Indenture dated November 18, 1935, as amended.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

(a) VALUATION OF SECURITIES -- Investments are stated at value based on the last sale price on the principal exchange on which the security is traded prior to the time the Trust's assets are valued. Investments for which no sale is reported, or which are traded over-the-counter, are valued at the mean between bid and ask prices. Short term securities with 60 days or less to maturity are valued at amortized cost.

(b) INCOME TAXES -- No provision for Federal income taxes is made since the Trust, under applicable provisions of the Internal Revenue Code, is a Grantor Trust and all its income is taxable to the holders of participations.

(c) DISTRIBUTIONS TO PARTICIPATION HOLDERS -- Semi-annual distributions will be reinvested at net asset value in additional participations of the Trust unless the Participant notifies the Trustee to pay such distributions in cash.

(d) OTHER -- Investment transactions are recorded on the trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

(e) ACCOUNTING ESTIMATES -- The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

(f) RESTRICTED CASH -- All cash held in the distributable fund throughout the period is intended solely for distributions.

NOTE 3 -- DISTRIBUTIONS/ALLOCATIONS

During the years ended December 31, 2003 and 2002, the distributions/allocations, including amounts paid as equalization to redeeming participation holders, from net investment income were $5,528,804, equivalent to $0.305451 per participation and $5,120,361, equivalent to $0.270756 per participation, respectively.

During the year ended December 31, 2002, the allocations, including equalization to redeeming participation holders, of realized losses were $6,402,460, equivalent to $0.3380509 per participation.

The distributions/allocations presented above do not reflect the reinvestment, if any, of that portion from the sale of securities (other than stock units) representing the cost of the securities sold which is distributed and then reinvested in additional participations. In addition, any gain on the sale of stock units to provide funds for the redemption of participations is non-distributable and remains a part of the principal account. During the years ended December 31, 2003 and 2002, the distributions, including amounts paid as equalization to redeeming participation holders, from return of capital were $88,735, equivalent to $0.004898 per participation and $8,676,858 equivalent to $0.458761 per participation, respectively.

Effective June 1, 1998 the Trust amended its Trust indenture requiring that additional shares of common stocks received as a result of a stock split shall remain assets of the Trust.

NOTE 4 -- TRUSTEE AND SPONSOR FEES

State Street Bank and Trust Company (the "Trustee") receives an annual Trustee fee, as well as fees for acting as custodian and for providing portfolio accounting and record keeping services, which aggregated to $29,599 for the year ended December 31, 2003. ING Investments, LLC serves as Sponsor to the Trust. The Trust pays a maintenance fee to the Sponsor equal, on an annual basis, to 0.40% of the average daily net assets of the Trust.

The Sponsor may direct the Trust's portfolio managers to use their best efforts (subject to obtaining best execution of each transaction) to allocate the Trust's equity securities transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of the Trust. Any amounts credited to the Trust are reflected as a reimbursement of expenses in the Statement of Operations.

--------------------------------------------------------------------------------

NOTE 5 -- INVESTMENT TRANSACTIONS

During the year ended December 31, 2003, the cost of purchases and proceeds of sales of investment securities were $6,280,019 and $22,256,787, respectively.

The cost of investment securities as well as realized security gains and losses are based on the identified cost basis. The cost of investments for Federal income taxes is the same as that reported in the Trust's financial statements.

As of December 31, 2003, net unrealized appreciation of portfolio securities was $41,764,277, comprised of unrealized appreciation of $55,464,346 and unrealized depreciation of $13,700,069.

NOTE 6 -- SOURCE OF NET ASSETS

As of December 31, 2003, the Trust's net assets were comprised of the following amounts:

Capital contributions and non-
  distributable realized gains
  retained in principal account             $229,930,798
Unrealized appreciation in value of
  securities                                  41,764,277
                                            ------------
Principal account                            271,695,075
Income and distributable fund                    368,252
                                            ------------
    Total net assets                        $272,063,327
                                            ============

Net realized loss from security transactions includes a realized gain of $649 from disposition of securities that were inadvertently held beyond the time they should have been sold under the terms of the indenture. These securities were ultimately disposed of on February 6, 2003.


NOTE 7 -- PARTICIPATIONS ISSUED AND REDEEMED

During the periods indicated, participations were issued and redeemed as follows:

                                NUMBER OF PARTICIPATIONS
                             ------------------------------
                              YEAR ENDED        YEAR ENDED
                             DECEMBER 31,      DECEMBER 31,
                                 2003              2002
                             ------------      ------------
Issued on payments from
  holders                      1,018,279         2,115,713
Issued on reinvestment of
  dividends and
  distributions                  320,244           471,232
Redeemed                      (2,675,466)       (3,508,381)
                              ----------        ----------
  Net decrease                (1,336,943)         (921,436)
                              ==========        ==========



NOTE 8 -- OTHER INFORMATION

As with many financial services companies, ING Investments and affiliates of ING Investments (collectively, "ING") have received requests for information from various governmental and self-regulatory agencies in connection with investigations related to trading in investment company shares. In each case, full cooperation and responses are being provided. ING is also completing an internal review of investment company share trading as well as a review of their policies and procedures in this area. ING will reimburse any ING Fund affected by inappropriate late trading or market timing for any improper profits that accrued to any person who engaged in improper frequent or late trading for which ING is responsible.


NOTE 9 -- CHANGE IN AUDITORS (UNAUDITED)

PricewaterhouseCoopers, LLP ("PwC") served as independent auditors for the Trust. On July 1, 2003 the Trust's Sponsor selected KPMG LLP ("KPMG") as independent auditors for the Trust. During the two most recent fiscal years and through July 1, 2003, there was no disagreement with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to PwC's satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. The audit report of PwC on the financial statements of the Trust as of and for the six months ended June 30, 2003 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.


NOTE 10 -- SUBSEQUENT EVENT

Effective May 3, 2004, the Bank of New York will succeed State Street Bank and Trust Company as Trustee for the Trust. A separate notice to participation holders will be provided sixty days prior to the effective date of the change.

ING
CORPORATE LEADERS
TRUST
FUND

                PORTFOLIO OF INVESTMENTS as of December 31, 2003
--------------------------------------------------------------------------------

                                                  Number of                                                     Market
Securities                                          Shares                          Cost                        Value
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCK: 98.6%
AGRICULTURE: 2.7%
Gallaher Group PLC ADR @@                          173,500                      $  4,025,604                 $  7,380,690
                                                                                ------------                 ------------
CHEMICALS: 12.7%
Dow Chemical Co.                                   319,467                         9,589,859                   13,280,243
Du Pont EI de Nemours & Co.                        173,500                        10,233,659                    7,961,915
Praxair, Inc.                                      347,000                         8,920,606                   13,255,400
                                                                                ------------                 ------------
                                                                                  28,744,124                   34,497,558
                                                                                ------------                 ------------
COSMETICS/PERSONAL CARE: 6.4%
Procter & Gamble Co.                               173,500                        13,789,021                   17,329,180
                                                                                ------------                 ------------
DIVERSIFIED FINANCIAL SERVICES: 8.3%
Citigroup, Inc.                                    466,966                        15,047,189                   22,666,530
                                                                                ------------                 ------------
ELECTRIC: 9.3%
Ameren Corp.                                       173,500                         7,073,731                    7,981,000
Consolidated Edison, Inc.                          173,500                         6,428,355                    7,462,235
NiSource, Inc.                                     448,908                        11,263,759                    9,849,041
                                                                                ------------                 ------------
                                                                                  24,765,845                   25,292,276
                                                                                ------------                 ------------
HOUSEHOLD PRODUCTS/WARES: 4.5%
Fortune Brands, Inc.                               173,500                         6,618,553                   12,403,515
                                                                                ------------                 ------------
INSURANCE: 0.1%
Travelers Property Casualty Corp. Class B           14,958                           245,327                      253,837
                                                                                ------------                 ------------
MEDIA: 4.0%
Comcast Corp. Class A*                              95,422                         3,887,353                    3,136,521
Viacom, Inc. Class B                               173,500                         5,384,261                    7,699,930
                                                                                ------------                 ------------
                                                                                   9,271,614                   10,836,451
                                                                                ------------                 ------------
MISCELLANEOUS MANUFACTURING: 11.8%
Eastman Kodak Co.                                  173,500                        10,756,963                    4,453,745
General Electric Co.                               709,300                        16,248,229                   21,974,114
Honeywell International, Inc.                      173,500                         7,129,661                    5,800,105
                                                                                ------------                 ------------
                                                                                  34,134,853                   32,227,964
                                                                                ------------                 ------------
OIL AND GAS: 22.9%
Anadarko Petroleum Corp.                            12,875                           593,019                      656,754
ChevronTexaco Corp.                                173,500                        13,675,333                   14,988,665
Exxon Mobil Corp.                                  996,400                        28,705,528                   40,852,400
Marathon Oil Corp.                                 173,500                         5,271,071                    5,741,115
                                                                                ------------                 ------------
                                                                                  48,244,951                   62,238,934
                                                                                ------------                 ------------
RETAIL: 4.4%
Foot Locker, Inc.                                  173,500                         3,411,729                    4,068,575
Sears Roebuck and Co.                              173,500                         8,383,740                    7,892,515
                                                                                ------------                 ------------
                                                                                  11,795,469                   11,961,090
                                                                                ------------                 ------------
TELECOMMUNICATIONS: 0.4%
AT&T Corp.                                          52,160                         2,197,623                    1,058,848
                                                                                ------------                 ------------
TRANSPORTATION: 11.1%
Burlington Northern Santa Fe Corp.                 561,242                        16,949,179                   18,156,179
Union Pacific Corp.                                173,500                        10,764,203                   12,054,780
                                                                                ------------                 ------------
                                                                                  27,713,382                   30,210,959
                                                                                ------------                 ------------
TOTAL COMMON STOCK
TOTAL INVESTMENTS: 98.6%                                                        $226,593,555                 $268,357,832
                                                                                ------------                 ------------
OTHER ASSETS AND LIABILITIES--NET: 1.4%                                                                         3,705,495
                                                                                                             ------------
TOTAL NET ASSETS: 100.0%                                                                                     $272,063,327
                                                                                                             ============


*   Non-Income Producing
@@  Foreign Issuer
ADR American Depositary Receipt
PLC Public Limited Company

                 See Accompanying Notes to Financial Statements

              DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited)
--------------------------------------------------------------------------------
State Street Bank and Trust Company serves as Trustee for the Trust. The Trust does not have a Board of Directors/Trustees nor does it have any Officers.

ING Funds Distributor, LLC offers the funds listed below. Investors may obtain a copy of a prospectus of any ING Fund by calling ING Funds Distributor, LLC at
(800) 992-0180. Please read the prospectus carefully before investing or sending money.

INTERNATIONAL EQUITY
  ING Emerging Countries Fund
  ING Foreign Fund
  ING International Fund
  ING International Growth Fund
  ING International SmallCap Growth Fund
  ING International Value Fund
  ING Precious Metals Fund
  ING Russia Fund

INTERNATIONAL GLOBAL EQUITY
  ING Global Equity Dividend Fund
  ING Global Real Estate Fund
  ING Worldwide Growth Fund

DOMESTIC EQUITY FUNDS
  ING Disciplined LargeCap Fund
  ING Growth Fund
  ING Growth + Value Fund
  ING Growth Opportunities Fund
  ING LargeCap Growth Fund
  ING MidCap Opportunities Fund
  ING Small Company Fund
  ING SmallCap Opportunities Fund
  ING Technology Fund

DOMESTIC EQUITY INDEX FUNDS
  ING Index Plus LargeCap Fund
  ING Index Plus MidCap Fund
  ING Index Plus SmallCap Fund

DOMESTIC EQUITY VALUE FUNDS
  ING Financial Services Fund
  ING MagnaCap Fund
  ING Tax Efficient Equity Fund
  ING Value Opportunity Fund
  ING SmallCap Value Fund
  ING MidCap Value Fund

DOMESTIC EQUITY AND INCOME FUNDS
  ING Balanced Fund
  ING Convertible Fund
  ING Equity and Bond Fund
  ING Growth and Income Fund
  ING Real Estate Fund

FIXED INCOME FUNDS
  ING Bond Fund
  ING Classic Money Market Fund*
  ING Government Fund
  ING GNMA Income Fund
  ING High Yield Opportunity Fund
  ING High Yield Bond Fund
  ING Intermediate Bond Fund
  ING Lexington Money Market Trust*
  ING National Tax Exempt Bond Fund
  ING Money Market Fund*
  ING Aeltus Money Market Fund*
  ING Strategic Bond Fund

STRATEGIC ALLOCATION FUNDS
  ING Strategic Allocation Growth Fund
  ING Strategic Allocation Balanced Fund
  ING Strategic Allocation Income Fund

LOAN PARTICIPATION FUNDS
  ING Prime Rate Trust
  ING Senior Income Fund

* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

      SPONSOR

      ING Investments, LLC
      7337 E. Doubletree Ranch Road
      Scottsdale, Arizona 85258

      ADMINISTRATOR

      ING Funds Services, LLC
      7337 E. Doubletree Ranch Road
      Scottsdale, Arizona 85258

      DISTRIBUTOR

      ING Funds Distributor, LLC
      7337 E. Doubletree Ranch Road
      Scottsdale, Arizona 85258
      1-800-992-0180

      TRANSFER AGENT

      DST Systems, Inc.
      P.O. Box 419368
      Kansas City, Missouri 64141-6368

      CUSTODIAN

      State Street Bank & Trust
      801 Pennsylvania Avenue
      Kansas City, Missouri 64105

      LEGAL COUNSEL

      Dechert LLP
      1775 Eye Street, N.W.
      Washington, D.C. 20006

      INDEPENDENT AUDITORS

      KPMG LLP
      99 High Street
      Boston, MA 02110-2371

      A prospectus containing more complete information regarding the Trust, including charges and expenses, may be obtained by calling ING Variable Annuities' Customer Service Desk at 1-800-366-0066. Please read the prospectus carefully before you invest or send money. The Trust's proxy voting record will be available without charge on or about August 31, 2004 on the Trust's website at www.ingfunds.com and on the SEC's website www.sec.gov.


[ING FUNDS LOGO]                                       CLTAR1203-022904